SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 15, 2005

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification
Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 17, 2005, wholly-owned subsidiaries of Ashford Hospitality Trust, Inc. (the “Company”) entered into the following material definitive agreements:

Loan Agreement, dated as of June 17, 2005, by and among Ashford Orlando Sea World Limited Partnership, Ashford Salt Lake Limited Partnership, Ashford Ruby Palm Desert I Limited Partnership, and Ashford Charlotte Limited Partnership, as Borrowers, and Merrill Lynch Mortgage Lending, Inc. as Lender

Cross-Collateralization and Cooperation Agreement, dated as of June 17, 2005, by and between Ashford Orlando Sea World Limited Partnership, Ashford Salt Lake Limited Partnership, Ashford Ruby Palm Desert I Limited Partnership, and Ashford Charlotte Limited Partnership, as Borrowers, and Merrill Lynch Mortgage Lending, Inc. as Lender

Loan Agreement, dated as of June 17, 2005, by and among Ashford Falls Church Limited Partnership, Ashford Gaithersburg Limited Partnership, Ashford Mira Mesa San Diego Limited Partnership, Ashford Irvine Spectrum Foothill Ranch Limited Partnership, and Ashford Raleigh Limited Partnership, as Borrowers, and Merrill Lynch Mortgage Lending, Inc. as Lender

Cross-Collateralization and Cooperation Agreement, dated as of June 17, 2005, by and between Ashford Falls Church Limited Partnership, Ashford Gaithersburg Limited Partnership, Ashford Mira Mesa San Diego Limited Partnership, Ashford Irvine Spectrum Foothill Ranch Limited Partnership, and Ashford Raleigh Limited Partnership, as Borrowers, and Merrill Lynch Mortgage Lending, Inc. as Lender

Loan Agreement, dated as of June 17, 2005, by and among Ashford Ft. Lauderdale Weston I LLC, Ashford Ft. Lauderdale Weston II LLC, and Ashford Ft. Lauderdale Weston III LLC, as Tenants-in-Common, and Ashford Centerville Limited Partnership, Ashford Crystal City Limited Partnership, Ashford Overland Park Limited Partnership, and Ashford Alpharetta Limited Partnership, as Borrowers, and Merrill Lynch Mortgage Lending, Inc. as Lender

Cross-Collateralization and Cooperation Agreement, dated as of June 17, 2005, by and between Ashford Ft. Lauderdale Weston I LLC, Ashford Ft. Lauderdale Weston II LLC, and Ashford Ft. Lauderdale Weston III LLC, as Tenants-in-Common, and Ashford Centerville Limited Partnership, Ashford Crystal City Limited Partnership, Ashford Overland Park Limited Partnership, and Ashford Alpharetta Limited Partnership, as Borrowers, and Merrill Lynch Mortgage Lending, Inc. as Lender

Loan Agreement, dated as of June 17, 2005, by and among Ruby Fishkill Limited Partnership, Ruby Orlando International Limited Partnership, Ruby Ft. Worth River Plaza Limited Partnership, and Ruby Tyler Hotel Limited Partnership, as Borrowers, and Merrill Lynch Mortgage Lending, Inc. as Lender

Cross-Collateralization and Cooperation Agreement, dated as of June 17, 2005, by and between Ruby Fishkill Limited Partnership, Ruby Orlando International Limited Partnership, Ruby Ft. Worth River Plaza Limited Partnership, and Ruby Tyler Hotel Limited Partnership, as Borrowers, and Merrill Lynch Mortgage Lending, Inc. as Lender

Loan Agreement, dated as of June 17, 2005, by and among Ruby Sacramento Cal Expo Limited Partnership, Ruby Wilmington Newark Limited Partnership, Ruby Providence Warwick Limited Partnership, and Ruby Ann Arbor Limited Partnership, as Borrowers, and Merrill Lynch Mortgage Lending, Inc. as Lender

Cross-Collateralization and Cooperation Agreement, dated as of June 17, 2005, by and between Ruby Sacramento Cal Expo Limited Partnership, Ruby Wilmington Newark Limited Partnership, Ruby Providence Warwick Limited Partnership, and Ruby Ann Arbor Limited Partnership, as Borrowers, and Merrill Lynch Mortgage Lending, Inc. as Lender

Loan Agreement, dated as of June 17, 2005, by and among Ruby Miami Airport Limited Partnership, Ruby Miami Lakes Limited Partnership, Ruby Mt. Laurel Limited Partnership, Ruby Ft. Worth Southwest Limited Partnership, Ruby Newark Limited Partnership, Ruby Portland Scarborough Limited Partnership, and Ruby Boston Tewksbury Limited Partnership d/b/a Ruby Boston Tewksbury Hotel Limited Partnership, as Borrowers, and Merrill Lynch Mortgage Lending, Inc. as Lender

Cross-Collateralization and Cooperation Agreement, dated as of June 17, 2005, by and between Ruby Miami Airport Limited Partnership, Ruby Miami Lakes Limited Partnership, Ruby Mt. Laurel Limited Partnership, Ruby Ft. Worth Southwest Limited Partnership, Ruby Newark Limited Partnership, Ruby Portland Scarborough Limited Partnership, and Ruby Boston Tewksbury Limited Partnership d/b/a Ruby Boston Tewksbury Hotel Limited Partnership, as Borrowers, and Merrill Lynch Mortgage Lending, Inc. as Lender

The information set forth in Item 2.03 is incorporated herein by reference.

ITEM 2.01. COMPLETION OF AN ACQUISITION OR DISPOSITION OF ASSETS

On June 17, 2005, the Company completed the acquisition of a 30-property, 4,328-room hotel portfolio from CNL Hotels and Resorts, Inc. for approximately $465.0 million in cash. The purchase price equates to a trailing twelve-month net operating income capitalization rate of approximately 8.4% on the entire 30-hotel portfolio.

The 30-hotel portfolio consists of 13 Residence Inns by Marriott in 9 states, 6 Courtyards by Marriott in 5 states, 7 TownePlace Suites by Marriott in 6 states, and 4 SpringHill Suites by Marriott in 3 states. The hotels in the portfolio have an average age of 8.9 years with a majority of the hotels built between 1997 and 2000. Marriott International, Inc. will continue to operate the hotels under incentive management agreements.

The Company funded the acquisition from several sources including: proceeds from a $370.0 million, 10-year mortgage loan from Merrill Lynch Mortgage Lending, Inc. (“Merrill”) at a fixed interest rate locked at 5.32%, gross proceeds of approximately $65.0 million from the issuance of 6,454,816 shares of Series B cumulative convertible redeemable preferred stock to Security Capital Preferred Growth Incorporated (“Security Capital”), and cash currently on the balance sheet.

ITEM 2.03 MATERIAL FINANCIAL OBLIGATION

On June 17, 2005, the Company completed six cross-collateralized ten-year mortgage loans totaling $370.0 million from Merrill Lynch Mortgage Lending, Inc. at a fixed interest rate locked at 5.32%. The mortgage loans are secured by 30 hotel properties, require interest-only payments due monthly for five years and interest and principal payments due monthly thereafter based on a twenty-five year amortization schedule, and prohibits prepayment. These loans are subject to acceleration upon the occurrence of certain events of default by the borrowers.

The Company used the proceeds from the cumulative $370.0 million mortgage loans to partially fund the acquisition of a 30-property hotel portfolio completed June 17, 2005, for approximately $465.0 million in cash.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES

On June 15, 2005, the Company sold to Security Capital 6,454,816 shares of Series B-1 Preferred Stock for $64,999,997, or $10.07 per share, pursuant to the terms of the Series B Cumulative Convertible Redeemable Preferred Stock Purchase Agreement, dated December 27, 2004, between the Company and Security Capital.

Each share of Series B-1 Preferred Stock is convertible, at the option of the holder, at any time into the number of shares of common stock of the Company obtained by dividing $10.07 by the conversion price then in effect. The initial conversion price of the Class B-1 Preferred Stock is $10.07 and is subject to certain adjustments as provided in the Articles Supplementary relating the Class B-1 Preferred Stock.

The issuance of the Series B-1 Preferred Stock on June 15, 2005 was affected in reliance upon an exemption form registration provided by Section 4(2) under the Securities Act of 1933, as amended.

ITEM 8.01 OTHER MATERIAL EVENTS

On June 20, 2005, the Company announced it exercised its option to sell 2,070,000 shares of its common stock to Security Capital at $9.139 per share with the closing of such sale to occur on July 1, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements

(1)	Financial Statements of Properties Acquired

All required financial statements of the properties being acquired will be filed by amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(2)	Pro Forma Financial Information

All required pro forma financial information of the Company, taking into account the acquisition, will be filed no later than 71 days after the date this initial report on Form 8-K must be filed.

      (b) Exhibits

None.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2005

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Legal Officer